UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________________________________
FORM 8-K
  ______________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Commission File No. 001-34061
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HSN, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________________________________________________

Delaware	26-2590893
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 HSN Drive, St. Petersburg, Florida	33729
(Address of principal executive offices)	(Zip Code)
(727) 872-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	HSN, Inc., a Delaware corporation (the “Company”), held its annual meeting of shareholders on May 24, 2017 (the "Annual Meeting").

(b)The matters on which the shareholders voted, in person or by proxy, were

(i)to elect nine directors to serve until the Company’s next annual meeting of shareholders or until their successors are duly elected and qualified;

(ii)to ratify the appointment of Ernst & Young LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017;

(iii)approve, on an advisory basis, the compensation paid to the Company’s named executive officers;

(iv)approve, on an advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers; and

(v)approve the 2017 Omnibus Incentive Plan.

The results of the voting are as follows:

Proposal 1 - Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Courtnee Chun	46,966,506	907,770	2,072,521
William Costello	46,942,116	932,160	2,072,521
Fiona Dias	47,712,675	161,601	2,072,521
James M. Follo	46,938,206	936,070	2,072,521
Stephanie Kugelman	46,938,491	935,785	2,072,521
Arthur C. Martinez	47,057,857	816,419	2,072,521
Thomas J. McInerney	46,829,558	1,044,718	2,072,521
Matthew E. Rubel	47,026,191	848,085	2,072,521
Ann Sarnoff	46,894,344	979,932	2,072,521

Each of the director nominees was elected to hold office for a one-year term ending on the next succeeding annual meeting of shareholders.

Mindy Grossman was initially named in the Company’s proxy statement.  However, Ms. Grossman resigned as the Company’s chief executive officer as of May 24, 2017 and did not stand for re-election to the Company’s Board of Directors at the Annual Meeting. Any votes received for Ms. Grossman were not counted at the Annual Meeting.

Proposal 2 - Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Votes Abstaining
49,627,565	312,794	6,438

The shareholders approved Proposal 2.

Proposal 3 - Approve the following resolution:

RESOLVED, that the shareholders advise that they approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
47,696,626	168,603	9,047	2,072,521

The shareholders approved Proposal 3.

Proposal 4 - Advisory approval of the frequency of future advisory votes on the compensation paid to the Company’s named executive officers:

Votes for Annually	Votes for Every Two Years	Votes for Every Three Years	Votes Abstaining	Broker Non-Votes
18,285,024	10,752	29,511,903	66,597	2,072,521

The Board of Directors has considered the results of the shareholder vote, and has accepted their recommendation to have future advisory votes on compensation paid to the Company’s executives every three years. As a result, the next shareholder vote on compensation for named executive officers will be at the annual meeting in 2020.

Proposal 5 - Approve the 2017 Omnibus Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
40,882,742	6,974,665	16,869	2,072,521

The shareholders approved Proposal 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HSN, INC.
Dated: May 24, 2017
	By:	/s/ Rod Little
Rod Little
Principal Executive Officer